Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert N. Tenczar, as Chief Financial Officer of MMI Products, Inc. (the "Company") certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the accompanying Form 10-Q report of the Company for the quarter ended October 1, 2005, as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 15, 2005
By: /s/Robert N. Tenczar
Robert N. Tenczar, Vice President
and Chief Financial Officer of
MMI Products, Inc.

A signed original of this written statement required by Section 906 has been provided to MMI Products, Inc. and will be retained by MMI Products, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.